Taxation	12 Months Ended
Jun. 30, 2021
Income Taxes [Abstract]
Taxation
7. Taxation

Accounting policies
Current tax is based on taxable profit for the year. Taxable profit is different from accounting profit due to temporary differences between accounting and tax treatments, and due to items that are never taxable or tax deductible. Tax benefits are not recognised unless it is probable that the tax positions are sustainable. Once considered to be probable, tax benefits are reviewed each year to assess whether a provision should be taken against full recognition of the benefit on the basis of potential settlement through negotiation and/or litigation. Tax provisions are included in current liabilities. Penalties and interest on tax liabilities are included in operating profit and finance charges, respectively.
Full provision for deferred tax is made for temporary differences between the carrying value of assets and liabilities for financial reporting purposes and their value for tax purposes. The amount of deferred tax reflects the expected recoverable amount and is based on the expected manner of recovery or settlement of the carrying amount of assets and liabilities, using the basis of taxation enacted or substantively enacted by the balance sheet date. Deferred tax assets are not recognised where it is more likely than not that the assets will not be realised in the future. No deferred tax liability is provided in respect of any future remittance of earnings of foreign subsidiaries where the group is able to control the remittance of earnings and it is probable that such earnings will not be remitted in the foreseeable future, or where no liability would arise on the remittance.
Critical accounting estimates and judgements
The group is required to estimate the corporate tax in each of the many jurisdictions in which it operates. Management is required to estimate the amount that should be recognised as a tax liability or tax asset in many countries which are subject to tax audits which by their nature are often complex and can take several years to resolve; current tax balances are based on such estimations. Tax provisions are based on management’s judgement and interpretation of country specific tax law and the likelihood of settlement. However, the actual tax liabilities could differ from the provision and in such event the group would be required to make an adjustment in a subsequent period which could have a material impact on the group’s profit for the year.
The evaluation of deferred tax asset recoverability requires estimates to be made regarding the availability of future taxable income. For brands with an indefinite life, management’s primary intention is to recover the book value through a potential sale in the future, and therefore the deferred tax on the brand value is generally recognised using the appropriate country capital gains tax rate. To the extent brands with an indefinite life have been impaired, management considers this to be an indication of recovery through use and in such a case deferred tax on the brand value is recognised using the appropriate country corporate income tax rate.
(a) Analysis of taxation charge for the year

	United Kingdom			Rest of world			Total
	2021 £ million	2020 £ million	2019 £ million	2021 £ million	2020 £ million	2019 £ million	2021 £ million	2020 £ million	2019 £ million
Current tax
Current year	100	108	150	684	589	713	784	697	863
Adjustments in respect of prior years	1	6	(3)	28	(25)	52	29	(19)	49
	101	114	147	712	564	765	813	678	912
Deferred tax
Origination and reversal of temporary differences	13	24	29	18	(143)	(19)	31	(119)	10
Changes in tax rates	46	6	(2)	32	39	(52)	78	45	(54)
Adjustments in respect of prior years	8	—	5	(23)	(15)	25	(15)	(15)	30
	67	30	32	27	(119)	(46)	94	(89)	(14)
Taxation on profit	168	144	179	739	445	719	907	589	898

(b) Exceptional tax charges/(credits)
The taxation charge includes the following exceptional items:

	2021 £ million	2020 £ million	2019 £ million
Tax rate change in the United Kingdom(i)	46	—	—
Tax rate change in the Netherlands(ii)	42	—	(51)
Donations(iii)	(5)	—	—
Obsolete inventories	1	(7)	—
Substitution drawback	1	20	—
Guaranteed minimum pension equalisation	(1)	—	(4)
Brand and tangible asset impairment(iv)	—	(165)	—
Other items	—	(2)	—
French tax audit settlement(v)	—	—	61
Sale of businesses and brands	—	—	33
	84	(154)	39
(i) On 24 May 2021, legislation was substantively enacted in the UK to increase the corporate tax rate to 25% with effect from 1 April 2023. As a result of the change, an exceptional tax charge of £46 million was recognised for the year ended 30 June 2021 in relation to the remeasurement of deferred tax assets and liabilities. In addition, there was a one-off charge of £48 million to other comprehensive income and equity, mainly in respect of the remeasurement of the deferred tax liabilities on the post employment assets.
(ii) On 15 December 2020, legislation was substantively enacted in the Netherlands to maintain the headline corporate tax rate at 25%, reversing a previously enacted reduction in the corporate tax rate to 21.7% from 2021. As a result of the change, an exceptional tax charge of £42 million was recognised for the year ended 30 June 2021 in relation to the remeasurement of deferred tax liabilities. During the year ended 30 June 2019 the Dutch Senate agreed to a phased reduction in the Dutch corporate tax rate which was expected to be effective from 1 January 2020. An exceptional tax credit of £51 million was recorded in the year ended 30 June 2019 principally from the remeasurement of deferred tax liabilities in respect of the Ketel One vodka distribution rights from 25% to a then enacted tax rate of 20.5%. During the year ended 30 June 2020 the Dutch Senate enacted an increased tax rate of 21.7%, giving rise to a £12 million tax charge which was recognised as underlying tax charge.
(iii) As disclosed in the 2020 Annual Report, Diageo launched the “Raising the Bar” programme to support pubs and bars to welcome customers back and recover following the Covid-19 pandemic including a commitment of $100 million (£81 million) over a period of up to two years from 1 July 2020. Due to uncertainty on the precise nature of the spend, it could not be determined whether the amounts were deductible for tax purposes in future periods. As a result, no deferred tax asset was recognised in respect of the provision for the year ended 30 June 2020. In 2021, additional information regarding the nature of the spend was available and this has been re-assessed and a £5 million exceptional tax credit has been recognised mainly in respect of spent in the United States, United Kingdom and Ireland for the year ended 30 June 2021.
(iv)     During the year ended 30 June 2020 the exceptional tax credit of £165 million consists of the impairment of the Windsor and USL brands of £105 million and £25 million, respectively, exceptional tax credits in respect of fixed assets impairments in Nigeria and Ethiopia of £25 million and £10 million, respectively.
(v) As disclosed in the 2019 Annual Report, in July 2019 Diageo reached a resolution with the French tax authorities on the treatment of interest costs for all open periods which resulted in a total exceptional charge of  €100 million (£88 million), comprising a tax charge of €69 million (£61 million), penalties of  €21 million (£18 million) and interest of €10 million (£9 million) This brought to a close all open issues with the French tax authorities for periods up to and including 30 June 2017.
(c) Taxation rate reconciliation and factors that may affect future tax charges

	2021 £ million	2021%	2020 £ million	2020%	2019 £ million	2019%
Profit before taxation	3,706		2,043		4,235
Notional charge at UK corporation tax rate	704	19.0	388	19.0	805	19.0
Elimination of notional tax on share of after tax results of associates and joint ventures	(63)	(1.7)	(54)	(2.6)	(59)	(1.4)
Differences in overseas tax rates	128	3.5	53	2.6	106	2.5
Effect of intra-group financing	—	—	(13)	(0.6)	(34)	(0.8)
Non taxable gain on disposals of businesses	(2)	(0.1)	—	—	(3)	—
Step-up gain	—	—	(2)	(0.1)	—	—
Other tax rate and tax base differences	—	—	(47)	(2.3)	(79)	(1.9)
Other items not chargeable	(52)	(1.4)	(60)	(3.0)	(51)	(1.2)
Impairment	—	—	135	6.6	—	—
Non deductible losses on disposals of businesses	—	—	6	0.3	—	—
Other items not deductible(i)	67	1.8	115	5.6	122	2.9
Irrecoverable withholding taxes	25	0.7	36	1.7	24	0.6
Movement in provision related to uncertain tax positions(ii)	1	—	6	0.3	98	2.3
Changes in tax rates(iii)	78	2.1	45	2.2	(54)	(1.3)
Fair value adjustment in respect of assets held for sale	—	—	—	—	1	—
Adjustments in respect of prior years(iv)	21	0.6	(19)	(0.9)	22	0.5
Taxation on profit	907	24.5	589	28.8	898	21.2
Tax rate before exceptional items	—	22.2	—	21.7	—	20.6
(i) Other items not deductible include additional state and local taxes and other expenses.
(ii) Movement in provision related to uncertain tax positions includes both current and prior year related uncertain tax position movements. Movement in provision related to uncertain tax positions for the year ended 30 June 2019 includes £61 million exceptional tax charge in respect of the French tax audit settlement.
(iii)    Changes in tax rates for the year ended 30 June 2021 mainly due to the tax rate change in the Netherlands and the United Kingdom. Changes in tax rates for the year ended 30 June 2020 mainly due to the Netherlands, UK, India and Kenya. Changes in tax rates for the year ended 30 June 2019 principally arose from the tax rate change in the Netherlands.
(iv)    Excludes prior year movement in provisions.
(1)     As part of an exercise undertaken to amend the policy as to how items are presented, the tax rate reconciliation table has been restructured to separately show irrecoverable withholding tax and movements in provisions related to uncertain tax positions, previously reflected within other items not deductible, in order to provide more relevant information. The UK transfer pricing adjustments included for the years ended 2020 and 2019 have also been reclassified to other tax rate and tax base differences to better reflect their nature, previously included within other items not chargeable.

The table above reconciles the notional taxation charge calculated at the UK tax rate, to the actual total tax charge. As a group operating in multiple countries, the actual tax rates applicable to profits in those countries are different from the UK tax rate. The impact is shown in the table above as differences in overseas tax rates. The group’s worldwide business leads to the consideration of a number of important factors which may affect future tax charges, such as: the levels and mix of profitability in different jurisdictions, transfer pricing regulations, tax rates imposed and tax regime reforms, acquisitions, disposals, restructuring activities, and settlements or agreements with tax authorities.
Significant ongoing changes in the international tax environment and an increase in global tax audit activity means that tax uncertainties and associated risks have been gradually increasing. In the medium term, these risks could result in an increase in tax liabilities or adjustments to the carrying value of deferred tax assets and liabilities. See note 18 (g).
The group has a number of ongoing tax audits worldwide for which provisions are recognised in line with the relevant accounting standard taking into account best estimates and management’s judgements concerning the ultimate outcome of the tax audit. As at 30 June 2021 the ongoing audits that are provided for individually are not expected to result in a material tax liability. The current tax asset of £145 million (30 June 2020 – £190 million) and tax liability of £146 million (30 June 2020 – £246 million) includes £129 million (30 June 2020 – £189 million) of provisions for tax uncertainties with the reductions mainly driven by audit payments and foreign exchange movements.
The cash tax paid in the year 30 June 2021 amounts to £852 million (30 June 2020 – £901 million) and is £39 million higher than the current tax charge (30 June 2020 – £223 million higher). This arises as a result of timing differences between the accrual of income taxes and the actual payment of cash and the movement in the provision for uncertain tax positions.
(d) Deferred tax assets and liabilities
The amounts of deferred tax accounted for in the consolidated balance sheet comprise the following net deferred tax (liabilities)/assets:

	Property, plant and equipment £ million	Intangible assets £ million	Post employment plans £ million	Tax losses £ million	Other temporary differences(i) £ million	Total £ million
At 30 June 2019	(349)	(1,795)	(38)	24	264	(1,894)
Exchange differences	—	12	1	(1)	(7)	5
Recognised in income statement – continuing operations	(10)	115	(5)	7	27	134
Reclassification	8	6	—	(3)	(11)	—
Recognised in other comprehensive loss and equity	—	(3)	(16)	34	(33)	(18)
Tax rate change – recognised in income statement	11	(52)	2	—	(6)	(45)
Tax rate change – recognised in other comprehensive loss and equity	—	—	(16)	—	—	(16)
Acquisition of subsidiaries	—	(19)	—	—	—	(19)
At 30 June 2020	(340)	(1,736)	(72)	61	234	(1,853)
Exchange differences	26	176	(7)	(5)	(17)	173
Recognised in income statement – continuing operations	(28)	(19)	2	—	29	(16)
Reclassification	—	7	—	—	(7)	—
Recognised in other comprehensive loss and equity	—	—	(6)	—	(2)	(8)
Tax rate change – recognised in income statement	(39)	(48)	(2)	1	10	(78)
Tax rate change – recognised in other comprehensive loss and equity	—	—	(44)	—	(4)	(48)
Acquisition of subsidiaries	—	(16)	—	—	1	(15)
At 30 June 2021	(381)	(1,636)	(129)	57	244	(1,845)
(i)    Deferred tax on other temporary differences includes fair value movement on cross-currency swaps, interest and finance costs, restructuring provisions, share-based payments and intra group sales of products.

After offsetting deferred tax assets and liabilities where appropriate within territories, the net deferred tax liability comprises:

	2021 £ million	2020 £ million
Deferred tax assets	100	119
Deferred tax liabilities	(1,945)	(1,972)
	(1,845)	(1,853)

The deferred tax assets of £100 million includes £48 million (2020 – £84 million) arising in jurisdictions with prior year taxable losses. The majority of the asset is in respect of Germany and Brazil. It is considered more likely than not that there will be sufficient future taxable profits to realise these deferred tax assets, the majority of which can be carried forward indefinitely.

(e) Unrecognised deferred tax assets
The table below shows the tax value of tax losses which has not been recognised due to uncertainty over their utilisation in future periods. The gross value of those losses is £708 million (2020 – £809 million).

	2021 £ million	2020 £ million
Capital losses – indefinite	105	76
Trading losses – indefinite	23	30
Trading and Capital losses – expiry dates up to 2030	50	70
	178	176

Additionally, deferred tax assets have not been recognised in relation to deductible temporary differences, as any benefit of this temporary difference would not be realised unless certain of the group's brands were sold, which is not currently expected.
(f) Unrecognised deferred tax liabilities
Relevant legislation largely exempts overseas dividends remitted from tax. A tax liability is more likely to arise in respect of withholding taxes levied by the overseas jurisdiction. Deferred tax is provided where there is an intention to distribute earnings, and a tax liability arises. It is impractical to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.
The aggregate amount of temporary differences in respect of investments in subsidiaries, branches, interests in associates and joint ventures for which deferred tax liabilities have not been recognised is approximately £16.4 billion (2020 – £14.7 billion).